Exhibit 10.59

PROJECT ADDENDUM

This agreement (“Project Addendum”) made this 31 day of January, 2005 (the “Effective Date”) by and between Reliant Pharmaceuticals, Inc., with its principal executive offices located at 110 Allen Road, Liberty Corner, New Jersey (“Reliant” or “Client”), and PPD Development, LP, successor in interest to PPD Development, LLC, with its principal executive offices located at 3151 17th Street Extension, Wilmington, North Carolina 28412 (“PPD”).

WHEREAS, a Master Services Agreement (“Agreement”) by and between PPD and Reliant was executed on December 11, 2001; and

WHEREAS, pursuant to Section 1 of the Agreement the parties now enter into this Project Addendum for the purposes of setting forth the responsibilities and obligations of the parties in regard to conducting certain design, implementation and analysis services to support the Reliant AFFECTS Program (the “Services”) which is incorporated herein by reference.

NOW, THEREFORE, for good and valuable consideration contained herein, the exchange, receipt and sufficiency of which are acknowledged, the parties agree as follows:

1.         Services.

PPD shall perform the Services as outlined in Exhibit A attached to this Project Addendum.

2.         Compensation and Payment.

2.1 - Compensation - For its performance under this Project Addendum, PPD shall receive compensation as set forth in Exhibit A attached hereto

2.2 - Payment - Payment for the fixed direct costs shall be made within thirty (30) days of receipt of an invoice.

2.3 – Payments to PPD shall be made to:

PPD Development, LP
P.O. Box 75468
Charlotte, NC 28275-5468
Tax ID# 22-2734293

3.         Term and Termination.

The term of this Project Addendum shall commence on the Effective Date and end upon the completion of Services unless otherwise terminated in accordance with the Agreement.

4.        Incorporation by Reference/Conflict of Terms.

The terms and conditions of this Project Addendum and Exhibits hereto are hereby incorporated into and made a part of the Agreement. To the extent any terms contained in an Exhibit hereto conflict with this Project Addendum, the terms of this Project Addendum shall control. In the event of any inconsistency between the Agreement, the Project Addendum and the Protocol, the terms of the Protocol shall govern first, followed by the Project Addendum and then by the Agreement unless otherwise specified.

5.         Modifications.

Any changes to this Project Addendum or its Exhibits shall be documented by written Amendments upon approval by both parties and shall be attached hereto.

6.        Notices.

Each Party represents that its respective contact person set forth below shall have the authority to make all executive decisions regarding this contract. Any notice required or permitted to be given hereunder by either party hereunder shall be in writing and shall be deemed given on the date received if delivered personally or by fax or five (5) days after the date postmarked if sent by registered or certified U.S. mail, return receipt requested, postage prepaid to the following address:

If to PPD:	PPD Development, LP
3151 17th Street Extension
Wilmington, North Carolina 28412
Attention: CEO
Tel: (910) 251-0081
Fax: (910)762-5820

If to Reliant:	Reliant Pharmaceutical, Inc.
110 Allen Road,
Liberty Corner, New Jersey 07938
Attention: Chief Executive Officer
Tel: (908) 542-4485
Fax: (908) 542-9406

7.        Protocol Writing

Notwithstanding anything herein to the contrary, the parties hereby agree and acknowledge that Reliant shall be solely responsible for review, approval and adoption of the Protocol.

PPD Development, LP
By:	PPD GP, LLC Its General Partner	By:	Reliant Pharmaceuticals, Inc.
By:	/s/ Paul S. Covington	By:	/s/ Keith S. Rotenberg
Name:	Paul S. Covington, MD	Name:	Keith S. Rotenberg, Ph.D.
Title:	Executive Vice President of Development	Title:	Senior Vice President, Research and Development Reliant Pharmaceuticals, Inc.
Date:	21 Feb, 2005	Date:

[SEAL]

[GRAPHIC]	EXHIBIT A

Proposal

Design, Implementation and Analysis Services to Support the
Reliant AFFECTS Program
Atrial Fibrillation: Focus on Effective Clinical Treatment Strategies

PRESENTED TO

Keith S. Rotenberg, PhD
Senior Vice President, Research and Development
Reliant Pharmaceuticals
110 Allen Road
Liberty Corner, NJ 07938
krotenberg@reliantrx.com

PREPARED BY

PPD
Morrisville, NC

DATE

10 September 2004
Revision #1 – 6 October 2004
Revision #2 – 11 October 2004
Revision #3 – 10 January 2005
Revision #4 – 23 January 2005

Introduction

PPD respectfully submits the following revised proposal to Reliant Pharmaceuticals (Reliant) to assist with the design and implementation of the Atrial Fibrillation: Focus on Effective Clinical Treatment Strategies (AFFECTS) Program, a physician education program and observational registry in atrial fibrillation.

PPD is a leading global provider of discovery and developmental services to the pharmaceutical and biotechnology industries, with expertise in drug development, product launch and marketing support. PPD’s comprehensive market development service offerings include full service clinical trial management, registry design and management, medical information support, global pharmacovigilance support, compliance and persistency programs, medical writing support, crisis management support, direct-to-consumer program support, risk management programs and other services. PPD also offers a full suite of services for products in Phase III or earlier.

PPD has prepared the following revised proposal and cost estimate based upon discussions with Reliant and its physician advisors regarding the challenges associated with the proper management of atrial fibrillation patients that do not have clinically significant structural heart disease or atrial fibrillation with hypertension but neither LVH (as defined by the ACC/AHA/ESC Guidelines for the Management of Patients with Atrial Fibrillation) nor CAD. To address and overcome these challenges, PPD has proposed an educational and observational research approach to improve physician implementation of the ACC/AHA/ESC Guidelines and provide market experience with Rythmol SR. PPD understands that this approach has met with approval from Reliant’s Expert Advisory Panel for Rythmol SR. Following Reliant’s review of this detailed proposal, PPD welcomes the opportunity to engage in additional discussions to refine the implementation assumptions, program considerations and budget estimates for the program.

We believe the information contained within this revised proposal will illustrate our expertise and capabilities, as well as confirm our enthusiasm for assisting Reliant with this program. For further information or clarification, please contact Dave Provost, Executive Director, Registries and Observational Studies at 919-462-4104 or Dave.Provost@rtp.ppdi.com.

Background

Rythmol SR and Atrial Fibrillation Patient Management

Rythmol SR, propafenone HCI extended release capsules, received regulatory approval from the U.S. Food and Drug Administration (FDA) in September 2003 and was launched in February 2004. Rythmol SR has an approved indication to prolong the time to recurrence of symptomatic AF in patients without structural heart disease.

ACC/AHA/ESC Guidelines for the Management of Patients with Atrial Fibrillation consider propafenone to be a treatment option for AF patients (a) without (or with minimal) heart disease; or (b) with hypertension, but with left ventricular hypertrophy (LVH) less than 1.4 cm. ACC/AHA/ESC Guidelines do not suggest propafenone for patients with heart failure, with coronary artery disease (CAD) or with hypertension and LVH greater than or equal to 1.4 cm.

Current management of these patients is complicated by the widespread, off-label use of amiodarone for AF treatment in patients with both structural and non-structural heart disease. Despite its lack of an approved indication for AF, amiodarone has become the gold standard for AF treatment. Even amiodorane’s less than favorable long-term safety profile1 (with potential adverse effects such as extreme photosensitivity, pulmonary toxicity, polyneuropathy, bradycardia, hepatic toxicity and thyroid dysfunction) has not detracted from its widespread use in treating AF.

Reliant and its Expert Advisory Panel hypothesize that cardiologists prescribe amiodarone for its effectiveness in treating AF but have a lack of awareness of amiodarone’s long-term safety profile; this is likely due to the fact that prescribing cardiologists typically are not involved in the treatment of the adverse effects experienced by amiodarone patients.

Patient Management Challenges

PPD’s Proposed Program

To improve AF patient management through the proper use of available AAD products, Reliant must [* * *].

It is PPD’s experience that improved physician management of AF patients can be achieved through a well-designed educational and observational research program.   The educational and  research objectives include: [* * *].

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1 Pacerone® (amiodarone HCI) Tablets package insert. June 2004 revision.

[* * *]:  Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

To achieve the stated educational and research objectives described above, PPD’s proposed program will include [* * *].

To ensure that program benefits are fully realized, PPD further proposes an [* * *].

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Registry Synopsis
Study Title	Reliant AFFECTS Program
Indication	Atrial fibrillation
Design	[* * *]
Objectives	Scientific: [* * *]
Educational: [* * *]
Study Methodology	[* * *]

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[* * *]
Participating Physicians	[* * *]
Enrolled Patients	[* * *]
Patient Follow-Up	[* * *]

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[* * *]:  Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

Project Considerations

The following considerations and assumptions have been used by PPD in the preparation of this revised proposal and estimated budget and reflect PPD’s understanding of the scope of services as per the discussions held with Reliant. As these considerations are the basis for our resource, timeline and budget estimates, changes may require an update to this revised proposal. PPD welcomes the opportunity to revisit the proposal budget if any of its assumptions are not in line with Reliant’s objectives for this program.

General Considerations

The AFFECTS Program combines physician education regarding the current AHA/ACC/ESC Guidelines for the Management of Patients with Atrial Fibrillation with an observational registry of physician practice regarding the real-world treatment of atrial fibrillation.

Physician education will be provided through a number of registry kick-off meetings, one-on-one conference calls and via a series of ongoing physician communications.

The registry will be designed as a [* * *].

As the registry will be observational in nature and not direct patient care via a specific protocol, PPD has assumed that the [* * *].

The registry is a US study to be conducted with a mix of community-based and academic physicians.

PPD has proposed a six-month enrollment period and a per-patient follow-up of twelve months. Data will be provided for each patient at the time of enrollment, and then again at approximately three, six, nine and twelve months post enrollment. As no exact visit schedule will be required by the registry protocol, it has been assumed that follow-up data will be accepted +/- 45 days around each expected follow-up milestone.

A flow diagram for the registry is included in Appendix A.

PPD’s scope of services include:

Overall project management

Management of multiple group meetings (“investigator meetings”)

Development and implementation of educational programs

Development and implementation of pre-/post-registry physician surveys

Development of the registry data collection forms

Clinical management of the registry (physician recruitment, IRB processing, site training, ongoing site management and enrollment support)

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Development of a web-based electronic data collection (EDC) system (PPD GlobalView)

Data analysis

Report writing

The PPD Health Outcomes and Clinical Operations groups will collaborate with Reliant on the development of the registry design and to develop/select appropriate data collection forms.

Kick-Off Meeting Considerations

During a meeting between Reliant and PPD, several scenarios for raising awareness and increasing compliance among physicians with the AHA/ACC/ESC Guidelines were discussed.

Based on these discussions, PPD has proposed that physicians be recruited for participation in the AFFECTS Program and be invited to a face-to-face meeting as part of the registry startup process. This approach offers the benefit of a standardized forum for pre-study survey implementation, EDC tool and study procedures training, as well as treatment guidelines education.

To reach the broader physician community, PPD will work with Reliant to develop one or more programs that can be presented in conjunction with appropriate professional meetings (e.g., ACC Annual Scientific Session). These programs will be a combination of educational programs and information gathering such that the key learnings derived from the meeting(s) can be presented back to an even broader physician audience.

As the registry database becomes more robust, it will also be possible to present registry findings during a main conference session and thus educate physicians without the need to provide grants for meeting attendance.

PPD has proposed the following meeting format:

Three regional meetings

Attendees will arrive on Friday afternoon in time for an evening reception and dinner.

It has been assumed that attending physicians will be accompanied by a study coordinator (two attendees per site).

Saturday morning will be devoted to therapeutic and treatment guidelines discussions.

Saturday afternoon will focus on operational issues regarding the registry and the use of the EDC tool for all data collection.

Breakfast and lunch, along with refreshments at breaks, will be provided on Saturday.

It is anticipated that the meeting will adjourn no later than 4:00pm on Saturday.

PPD has estimated that approximately 30 to 50 percent of participating physicians will attend one of the meetings. Physicians who are unable to attend one of the group meetings will be required to attend a web cast training session regarding the AHA/ACC/ESC Guidelines as part of their registry training.

As an alternative to the face-to-face group meetings, all physicians could be trained via web cast sessions. This alternative approach would result in significant cost savings (potentially in excess of $[* * *]).

PPD will be responsible for developing the meeting agenda and meeting materials to be presented and/or provided to attendees with the exception of the AHA/ACC/ESC Guidelines training materials; the Guidelines materials will be developed by Interquest. Reliant will approve all materials.

PPD will work with Interquest to ensure that the Guidelines presentation materials are consistent in format with other meeting materials.

Through its meeting planning partner, PPD will also be responsible for all meeting logistics, including travel arrangements for all attendees.

PPD has assumed that one or more members of Reliant’s Rythmol SR advisory board will lead the discussions concerning the treatment guidelines at each of the meetings. PPD believes these advisors will add immense credibility to the discussions and maximize their acceptance by participating physicians. PPD understands that Interquest will be responsible for preparing these advisors for the meetings.

PPD will lead the registry implementation discussions, including the use of the study’s web-based data collection tools.

Prior to the start of the educational portions of the meetings, PPD [* * *].

A similar survey will be conducted at the conclusion of the conduct of the registry and a pre/post analysis will be conducted.

Clinical Considerations

The scope of PPD’s clinical responsibilities for the registry will include overall project management, physician recruitment, site training and management, IRB processing, grant administration, enrollment support and distribution of ongoing communications materials and reports.

PPD will be responsible for recruiting participating physicians. PPD has assumed that Reliant will provide it with a list of prescribing physicians to target for its recruitment efforts.

PPD has assumed that Reliant will provide PPD with a list of approximately 6,000 potential physicians. It is PPD’s experience that only one in ten to 12 physicians contacted about participation in post-marketing research programs ultimately participates.

PPD will provide Reliant with a template participation agreement for use with registry participants. The simple agreement will define the requirements of participation and outline the grant schedule. PPD has assumed that all

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physicians will use the same agreement and that negotiation will not take place on a site-by-site basis. PPD will initiate all agreement discussions with participating sites, but Reliant will be responsible for all approvals.

PPD has assumed the use of a central IRB for 90% of the participating physicians; a site-specific local IRB has been assumed for the remaining sites.

The central IRB is expected to review and approve the protocol/procedures document and informed consent form; no site-level review of documents is anticipated.

Local IRBs will likely require additional document submissions. PPD will assist sites requiring the use of a local IRB with the preparation of their submission.

PPD will provide follow-up training to each site’s staff on the registry procedures once IRB approval has been obtained. All site training will be conducted via scheduled teleconferences. PPD will provide each site with an AFFECTS Program Reference binder that contains all of the information and materials necessary for it to successfully participate in the registry.

PPD will train each site on the use of the EDC system, including how to enter data for a new patient, how to complete follow-up eCRFs for existing patients and how to edit existing data, as necessary, to resolve outstanding queries.

To support the enrollment efforts of participating sites and to ensure sites follow the approved registry procedures for data collection, PPD will maintain monthly contact with the sites via telemonitoring calls; no on-site visits are planned for the registry.

The PPD clinical team will perform a brief online review of all eCRFs to check for proper completion and ensure missing data are kept to a minimum.

eCRFs will be reviewed online using tools within the EDC system.

PPD will review completion of the adverse event eCRFs for each visit.

PPD has assumed limited query generation, an average of just two per patient, with only a limited list of critical data points to be queried.

PPD has assumed that it will administer grant payments to physicians. PPD has assumed a study startup grant of $[* * *] per participating physician. In addition, a grant of $[* * *] per patient visit has been included. For patients completing the one-year follow-up observation, physicians will be paid a total grant of $[* * *] ($[* * *] each for the Baseline/Enrollment visit plus four follow-up visits); pro-rated amounts will be paid for patients completing only part of the follow-up.

PPD has used these estimated grants to provide Reliant with a sense of potential grant budget. PPD will work with Reliant to finalize these estimates.

PPD anticipates administering payments on a quarterly basis throughout the registry’s enrollment/follow-up period.

[* * *]:       Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

Clinical Staffing Considerations

PPD will assign a 1.0 FTE Project Manager during the registry’s setup period (three months) and physician recruitment period (four months). The PM will then ramp down to 0.50 FTE for the duration of the patient enrollment and follow-up periods (15 months). The PM will be assigned as a 0.25 FTE during study closeout (two months).

A 1.25 FTE CRA will be assigned during the setup period to assist the PM will project setup activities. During the physician recruitment period, up to 6.5 CRA FTEs will be deployed. An average of 3.0 CRA FTEs will be assigned to manage the registry for the balance of the patient enrollment and follow-up periods.

A 0.5 FTE Research Assistant will be assigned during the project setup and physician recruitment periods to assist the PM and CRA(s) with administrative matters. This resource will also be available on ~0.10 FTE basis for the duration of the registry.

A Clinical Director will oversee the registry staff and provide senior-level direction throughout the implementation of the program. The Director will be assigned at ~0.05 FTE.

Data Management Considerations

PPD will implement its web-based electronic data collection (EDC) solution for the AFFECTS Program — PPD GlobalView. PPD GlobalView has served as the web-based EDC solution for more than 20 studies, including multinational registries. To date, the system has been used by more than 500 sites, in 21 countries, to enter and manage data for over 25,000 patients.

The system will require no special software at each participating site, other than a standard web browser and Internet connection, and will feature an easy-to-use, intuitive interface.

Additional background information about PPD GlobalView is provided in Appendix D.

PPD GlobalView will be deployed for the collection of all registry data (enrollment and follow-up), as well as for the collection of the post-registry survey data.

The system will also be setup to collect pre-registry survey data from physicians who were unable to attend one of the group training meetings. PPD will enter the survey data collected during the group meetings into the EDC system.

PPD has assumed that all participating physicians will be capable of using a web-based EDC solution. PPD will work with sites that are unable to use the tool on a case-by-case basis.

A supplemental budget may be necessary to manage PPD’s manual entry of data from these physicians.

The PPD Health Outcomes group will work with Reliant to design/develop the registry’s case report forms (CRFs), assuming the lead role. Once the CRF data elements are approved by Reliant, PPD will create the on-screen eCRFs.

PPD has assumed the design/development of the following eCRFs:

[* * *]

[* * *]

[* * *]

[* * *]

The total number of eCRFs per completed patient has been assumed to be [* * *].

The eCRF for the collection of adverse events has been assumed to include a pick list of expected/most common adverse events for this patient population. The form will also include an “Other” option for which the physician will specify the event.

PPD has assumed the adverse event data will be coded for consistency prior to analysis. Costs for this coding have been included.

Automated, real-time edit checks will be built into the system to provide immediate data entry feedback to site personnel using the system. The edit checks will catch most data entry errors, as well as potentially inaccurate data points, and thus greatly minimize the number of queries generated per patient.

PPD Data Management will provide documentation and data review support as in a paper-based process to ensure data quality.

Data Management will draft database specifications for Reliant and create final specifications to be used in the creation of the eCRF. These specifications will include the eCRF content and data edit/review programs.

PPD will perform User Acceptance Testing and review results with Reliant for final approval before the system is made available for use by participating physicians.

Data Management will provide additional support for comprehensive data review via listings and specialized output to address items that may not be efficiently addressed in the automatic edits in the EDC system. These items will be specified in the Data Validation Manual.

PPD will provide Data Management and EDC Coordination support to the project team. This support is in the form of assistance to the site and monitors on eCRF issues, management metrics to track study progress and additional data review steps.

PPD will assign an EDC Manager to provide process support to the AFFECTS Program. The EDC Manager position is designed to support both internal project teams and external vendors and/or Reliants throughout all phases of registry conduct. Responsibilities include the participation in and/or review of user acceptance testing, project team training and the oversight of

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change control items that could affect the final deliverables of the contract. This would include identifying best practices and processes to be built around the EDC system to be used, as well as aiding in troubleshooting any problems encountered by the team.

Initial EDC system training will take place during the large group meetings; additional one-on-one training will be conducted via scheduled telephone conferences.

Costs for setting up equipment for the training at the group meetings will be a pass through expense associated with each meeting.

The clinical team managing the AFFECTS Registry will provide the front-line support for site questions concerning the proper use of the EDC system. Users experiencing technical difficulties will be triaged to the PPD GlobalView technical Help Desk. Technical support will be available from 8:00am through 8:00pm (Eastern).

Additional after hours support coverage is available at additional cost. It is PPD’s experience, however, that extended coverage is typically not necessary for studies conducted within the typical outpatient setting operating during normal business hours.

Occasionally, study sites will have technical issues that are independent of the EDC system. These include local networking and Internet access issues, and local hardware or system failures. These issues are typically the responsibility of the site’s local IT support services (as available). Reliant and PPD will work together to determine the appropriate approach for providing such general IT support to the registry participants on a case-by-case basis.

PPD has assumed that the registry database will not require the import of external electronic data sets (e.g., central lab transfers).

Data Analysis Considerations

The PPD Health Outcomes group, a specialized unit within PPD’s Biostatistics department focused on health outcomes, quality of life research, pharmacoeconomics and pharmacoepidemiology, will assign a Lead Health Outcomes Scientist who will collaborate with Reliant to provide the following documents and services:

Physician Survey Program

Develop pre- and post-education physician surveys

Develop statistical analysis plan for survey analyses

Conduct analysis of data; prepare statistical tables

Prepare summary report of survey findings

Registry

Develop statistical analysis plan for all planned analyses

Conduct quarterly analyses for personalized and aggregate reports

Conduct interim and final analyses; prepare statistical tables

Prepare final summary report of registry findings

Optional services: manuscript and abstract preparation

For this project, a “document” is defined as the (1) survey instruments, (2) procedures document (protocol), (3) statistical analysis plan or (4) summary report. For all “documents”, one draft document will be provided to Reliant for input and review. Upon return of consolidated comments from Reliant, PPD will update the document to become the final document for Reliant’s approval. Further revision cycles to become approved, or revisions to an approved document would result in increased costs from those stated in this proposal.

For all documents provided to Reliant for review/input, PPD assumes that Reliant will consolidate their comments from all Reliant reviewers into a single set of comments for PPD’s use in revising the document. We ask for this because it is sometimes the case that two Reliant reviewers provide contradictory comments or suggestions. In this case, we need for Reliant to resolve these potential conflicts internally for PPD to proceed in an expeditious manner with the document revision.

Physician Survey Program

An abbreviated statistical analysis plan will be written for the survey analyses. The SAP will include a plan for database manipulation, selection or creation of key variables, as well as a shell, or template, for each table and figure. This SAP must be approved by Reliant before any programming can begin. Once the SAP is approved, detailed programming specifications will be prepared to guide the programming efforts.

Counts of proposed tables and listings are specified below. These counts were estimated based on the assumption that all data will come from two questionnaires plus demographic data. However, expectations for numbers of tables can vary significantly from Reliant to Reliant. As such, this is only an estimate based on our experience with this type of study.

	Uniques[2]	Repeats	Total
Tables	[* * *]	[* * *]	[* * *]
Listings	[* * *]	[* * *]	[* * *]
Figures	[* * *]	[* * *]	[* * *]
Total	[* * *]	[* * *]	[* * *]

2                               A “unique” table, listing or figure is defined as one having a different layout of information in the body of the table. Unique tables require custom layout design, custom written specifications, custom programming and custom quality review, in contrast, a “repeat” table uses the same table layout as another table, but may have different subtitles or footnotes, or use different subsets of data. As a result, the cost to prepare “repeat” tables is much less than the cost to prepare “unique” tables. Finalization of the statistical analysis plan may result in more or fewer tables or listings than projected above. At finalization of the SAP, the budget for these analyses will be adjusted if the estimates above are not within +/- 5% of the actual number of tables, listings and figures.

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This proposal assumes one draft and one final version of the summary tables. Draft tables will be delivered for Reliant review within four weeks of database lock. These analyses can be conducted incrementally (i.e., after each survey (pre- and post-)) or at a single time at then end of the program. (If incrementally, table and listings counts are cumulative across both analyses).

The above table, listing and figure counts are based on the assumption that the following survey objectives will be explored:

[* * *]

Specifically, it is anticipated that several of the following topic areas will be explored statistically. Survey development and associated discussion and collaboration will likely expand these content areas:

[* * *]

The large sample of physicians will allow exploration of several subgroups. Subgroups of interest may include: [* * *]

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Registry

A single statistical analysis plan will be written for all registry analyses including personalized and aggregate reports. The SAP will include a plan for database manipulation, selection or creation of key variables as well as a shell, or template, for each table and figure. This SAP must be approved by Reliant before any programming can begin. Once the SAP is approved, detailed programming specifications will be prepared to guide the programming efforts.

Counts of proposed tables for the registry analyses are listed. The assumptions described above for survey data analysis apply to registry data analysis as well.

	Uniques	Repeats	Total
Tables	[* * *]	[* * *]	[* * *]
Listings	[* * *]	[* * *]	[* * *]
Figures	[* * *]	[* * *]	[* * *]
Total	[* * *]	[* * *]	[* * *]

An interim analysis will be conducted when approximately 2,500 patients (50 percent) have completed six months in the registry.

The interim analysis will include [* * *].

This proposal assumes one draft and one final version of the summary tables and listings for each analysis (interim and final). Draft tables for the final analysis will be delivered for Reliant review within four weeks of database lock.

To help maintain physician interest and support for the registry, as well as maintain physician awareness of Reliant’s Reliantship of the registry, PPD has proposed an ongoing communications program throughout the conduct of the registry.

Quarterly aggregate summary reports of the registry data [* * *].

Semi-annual personalized reports will [* * *].

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[* * *]

Serious Adverse Event Reporting Considerations

PPD will instruct each participating physician on the appropriate reporting mechanisms for the reporting of serious adverse events in patients enrolled in the AFFECTS Registry:

Use of FDA MedWatch form

Contacting product manufacturer

PPD will provide participating physicians with training on this topic during the registry initiation meetings, the one-on-one training calls and periodically throughout the conduct of the registry.

Project Team Communications Considerations

Real-time registry enrollment reports will be available to Reliant from the EDC system. The system will enable the Reliant AFFECTS Registry management team to view aggregate enrollment metrics, as well as center/physician specific details.

No confidential patient-level data will be available to Reliant.

PPD will use its proprietary ClinTrack study management system to manage all of the administrative data associated with the conduct of the registry; all data used to manage the participating sites throughout the conduct of the registry will be stored in this system.

The system manages all site contact information, site status information (e.g., IRB Approval Pending, Active, Closed), IRB approval details, regulatory document tracking, site training metrics, grant payment tracking, phone contacts and communications logs (fax, email, letter, etc.).

ClinTrack will be used to produce most of the study metrics reports provided to Reliant to keep it up to date on the current status of the registry. These reports will be posted to the PPD DirectConnect™ web site each day and will be available to the Reliant registry management team on a 24/7 basis.

PPD will develop a PPD DirectConnect™ site for the registry. PPD DirectConnect™ is PPD’s secure, web-based study information portal for timely, efficient management and support of study communications.

The proposed PPD DirectConnect site is intended for use by the Reliant and PPD registry management teams; it will not be a public information portal.

PPD will work with Reliant to determine the specific content for the site and will deliver a custom site specifically tailored to the needs of the AFFECTS Registry.

All site content will be updated on a timely, scheduled basis, consistent with the study’s data flow and needs.

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PPD takes the confidential nature of project communications very seriously. PPD DirectConnect™ has the following features that ensure confidentiality and security:

Use of a dedicated server, on a DMZ (demilitarized zone) segregated from the main PPD network and behind the corporate firewall;

Authentication of users with user-specific names and passwords;

Authorization of authentic users to project-appropriate web addresses;

Restricted access only to those participating in the study;

Encryption of all traffic to/from the web server by a Verisign server certificate with SSL (secure sockets layer) technology;

Monitoring of all traffic and tracking of hits;

Access to web site by only authorized users (i.e., registry management teams)

Miscellaneous Considerations

PPD has provided estimated shipping costs associated with site recruitment, regulatory document collection and the distribution of the AFFECTS Program materials. Actual costs will be passed through to Reliant on a monthly basis as incurred.

PPD has provided estimated costs for the production of the AFFECTS Program Reference Binder. Actual costs will be passed through to Reliant.

PPD project-related travel requested by Reliant will be passed through to Reliant as the trips occur; Reliant will pre-approve all PPD project travel.

Timeline

The following is an estimated timeline for the implementation of the AFFECTS Program. Timelines adjustments will be made once the final program design and scope have been determined in conjunction with Reliant. A graphical depiction of timing of program activities is provided in Appendix C.

Task	Duration	Timeline*
Program Setup	3.0 months	Jan-05 — Mar-05
Physician Recruitment/Training/ IRB Processing and Kick-Off Meetings	4.0 months	Apr-05 — Jul-05
Patient Enrollment	6.0 months	May-05 — Oct-05
Data Collection (12 months per patient)	18.0 months	May-05 — Oct-06
Study Closeout	2.0 months	Nov-06 — Dec-06
Database Lock	1.0 week	Nov - 06
Final Data Analysis/Report	2.0 months	Nov-06 — Dec-06
Total PPD Involvement	24 months	Jan-05 – Dec-06

*Note: Timeline segments overlap.

Budget

The budget presented reflects the services outlined in this revised proposal and are based on PPD’s current understanding of the project’s scope. After more detailed discussions of the project with Reliant, if required, PPD will update the estimated budgets to better reflect the AFFECTS Program’s final requirements.

DIRECT COSTS
Clinical
Project Management	$[* * *]
Project Setup	$[* * *]
Staff Training	$[* * *]
Site Management and Support	$[* * *]
Regulatory Document and File Management	$[* * *]

TOTAL CLINICAL COSTS	$[* * *]

Information Systems
PPD Direct Connect(TM) Set-up	$[* * *]
PPD Direct Connect(TM) Maintenance	$[* * *]
ClinTrack Set-up	$[* * *]
ClinTrack Maintenance	$[* * *]

TOTAL INFORMATION SYSTEMS COSTS	$[* * *]

Data Management
Set up Database	$[* * *]
Maintain Database	$[* * *]
Total Document Management	$[* * *]
Data Review and Clean-up	$[* * *]
Import External Data	$[* * *]
Transfer Database	$[* * *]
Project Management	$[* * *]

TOTAL DATA MANAGEMENT COSTS	$[* * *]

[* * *]:       Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

Electronic Data Capture
EDC System Requirements Documentation (Project Definition)	$[* * *]
Database Requirements Design And System Build	$[* * *]
Forms Controls Implementation (data review and validation)	$[* * *]
Data Transfer Functionality (reporting), Database finalization	$[* * *]
Site Initiation and Training	$[* * *]
Help Desk Support (EDC)	$[* * *]
Project Management	$[* * *]
System Maintenance & Security Data Storage and Maintenance	$[* * *]
Import External Data	$[* * *]
Ongoing Project Maintenance	$[* * *]
TOTAL ELECTRONIC DATA CAPTURE	$[* * *]
Health Outcomes
Monthly Maintenance	$[* * *]
Tables, Listings, and Figures	$[* * *]
SAP text and TLF shells	$[* * *]
Final CSR text	$[* * *]
Survey Program	$[* * *]
Quarterly Aggregate and Semi-Annual Personalized Reports	$[* * *]
TOTAL HEALTH OUTCOMES COSTS	$[* * *]
TOTAL DIRECT COSTS	$[* * *]
OPTIONAL COSTS[1]
Abstract	$[* * *]
Manuscript	$[* * *]
Communications Plan Summary Table	$[* * *]
TOTAL OPTIONAL COSTS	$[* * *]

[* * *]:       Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

Pass Through Costs
IRB Reimbursement	$[* * *]
Clinical Grants	$[* * *]
Phone/Fax	$[* * *]
Study Kits: Design/Layout and Production	$[* * *]
Postage	$[* * *]
Study Initiation Meetings (3)	$[* * *]
Physician Training Webcast	$[* * *]
TOTAL PASS THROUGH COSTS	$[* * *]
TOTAL COSTS	$[* * *]

Note 1: Optional Costs not included in the total costs.

[* * *]:       Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

Payment Schedule

Milestone*	Payment Amount	Estimated Completion
Direct Costs
Execution of Contract	$[* * *]	Q1 2005
Monthly Management $[* * *] per month; 23 months (Feb-05 – Dec-06)	$[* * *]
Clinical
First Site Initiated	$[* * *]	Q1 2005
Last Site Initiated	$[* * *]	Q3 2005
First Patient Enrolled	$[* * *]	Q2 2005
25% of Patients Enrolled	$[* * *]	Q3 2005
50% of Patients Enrolled	$[* * *]	Q3 2005
75% of Patients Enrolled	$[* * *]	Q3 2005
All Patients Enrolled	$[* * *]	Q4 2005
All Sites Closed-out	$[* * *]	Q4 2006
Final Report Delivered	$[* * *]	Q4 2006
Data Management
Database Setup	$[* * *]	Q2 2005
50% of CRFs Entered	$[* * *]	Q2 2006
100% of CRFs Entered	$[* * *]	Q4 2006
Database Lock	$[* * *]	Q4 2006
Biostatistics
Draft Analysis Plan	$[* * *]	Q2 2005
Final Analysis Plan	$[* * *]	Q3 2005
Draft Tables & Listings	$[* * *]	Q3 2006
Final Tables & Listings	$[* * *]	Q4 2006

Total Direct Costs	$[* * *]

[* * *]:       Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

Milestone	Payment Amount	Estimated Completion
Pass-Through Costs
Study Initiation Meetings
Due at Execution of Contract	$[* * *]	Q1 2005
Invoiced Quarterly in Advance of Payout	$[* * *]	Q1 2005
Clinical Grants and IRB Fees**
Due at Execution of Contract	$[* * *]	Q1 2005
Invoiced Quarterly in Advance of Payout	$[* * *]	2005
	$[* * *]	2006
Remaining Pass-Through Costs
Invoiced Quarterly in Advance of Payout	$[* * *]	2005
	$[* * *]	2006

Annual Pass-Through Costs	$[* * *]	2005
	$[* * *]	2006

Total Pass-Through Costs	$[* * *]

Project Total	$[* * *]

*                                                   In the event the registry is delayed or put on hold for a period greater than 30 days, PPD will invoice Reliant on a pro-rated basis for all milestones that are partially completed

**                                            PPD will not release payment for physician grants until Reliant has remitted the applicable amount

[* * *]:       Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

Appendix A: Registry Flow Diagram

Refer to the attached flow diagram for an overview of the registry’s physician-patient interaction points and PPD’s process management.

Activity Schedule: AFFECTS Registry
(within framework of a single patient)

Month 0

		Months 1 - 2		Month 3 +/- 45 Days

Months 4 - 5

							Month 6 +/- 45 Days	Months 7 - 8		Month 9 +/- 45 Days	Months 10 - 11		Month 12 +/- 45 Days
PHYSICIAN ACTIVITIES	[* * *]		[* * *]	[* * *]		[* * *]	[* * *]		[* * *]	[* * *]		[* * *]	[* * *]

PPD MANAGEMENT	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]

[* * *]:       Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

Appendix B: Overall AFFECTS Program Flow Diagram

Refer to the attached flow diagram for an overview of the AFFECTS Program.

AFFECTS Program: Flow Diagram

PHYSICIAN	Agree to Participate in Education & Registry Program			Receive Training & Complete Pre- Registry Survey	Receive Summary of Survey Results	Participate in Registry	Complete Post- Registry Survey			Receive Practice-Level Report	Receive Aggregate Summary Report
PPD	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]

[* * *]:       Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

Appendix C: Graphical Depiction of Timeline

Refer to the attached flow diagram for a graphical overview of the proposed program timeline.

Implementation Schedule: AFFECTS Program

	Month -2	Month -1	Month 1	Month 2	Month 3	Month 4	Month 5	Month 6	Month 7	Month 8	Month 9	Month 10	Month 11	Month 12	Month 13	Month 14	Month 15	Month 16	Month 17	Month 18	Month 19	Month 20	Month 21	Month 22	Month 23	Month 24	Month 25

RELIANT AND RELIANT ADVISORY PANEL

[* * * *]	X	X

[* * * *]								X

[* * * *]										X			X			X			X			X			X

[* * * *]														X						X						X

[* * * *]																											X

PPD

[* * * *]	X	X

[* * * *]			X	X	X

[* * * *]				X	X

[* * * *]						X	X	X	X

[* * * *]						X	X	X

[* * * *]							X	X	X	X	X	X

[* * * *]							X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X

[* * * *]										X			X			X			X			X			X

[* * * *]														X						X						X

[* * * *]																									X	X

[* * * *]																									X	X

[* * * *]																									X

[* * *]:       Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

Appendix D: PPD GlobalView Details

For this program, PPD has proposed the use of PPD GlobalView. PPD GlobalView has served as the web-based EDC solution for more than 20 studies, including multinational registries. To date, the system has been used by more than 500 sites in 21 countries to enter and manage data for over 25,000 patients.

Each deployment of PPD GlobalView is developed as a project-specific EDC solution. As such, a core set of components and tools are used to build each system to meet the needs of individual studies; the development process is not simply a configuration of a core system. Builds follow established software development life cycle (SDLC) standards for gathering of user requirements, creation of system specifications, database development, coding, validation and user acceptance testing.

Each PPD GlobalView deployment is fully validated before it is placed into the production environment and released to the user community. A Validation Plan is created, test scripts are written, a regressive testing methodology is employed and a Validation Summary Report is created. Each PPD GlobalView database includes full audit trails on all data elements and is 21CFR11 compliant.

Remote Hardware/Software System Assessment is built in as a feature of PPD GlobalView. This web-based site assessment tool automates the technical hardware/software certification process, reducing the time it takes for physician’s to test their system and ensure compatibility with the EDC site.

Modification Number 1

Contract Modification to Project Addendum Dated 31 January 2005

Effective Date:	June 26, 2006	Sponsor:	Reliant Pharmaceuticals, Inc.

Protocol Name:	Atrial Fibrillation: Focus on Effective Clinical Treatment Strategies (AFFECTS) Registry	Sponsor Contact:	Jigna Heble, Pharm.D. Assistant Director, Clinical Development

PPD Project		Sponsor Contact
Manager:	Rosalyn Shaw	Telephone No:	908-860-7017

Bus Dev		Sponsor Contact
Director:	Dominic Mancini	Fax No:	908-542-4460

The original scope-of-work for the above-referenced project included the enrollment of 5,000 patients in 500 US centers over a period of 6 months. Based on several months of enrollment data, potential changes for the project began being discussed in early September 2005. At the request of Reliant different cost-specification scenarios were provided.

By early December the decision was reached to extend the enrollment window by seven months (in order to achieve an estimated 2,000 enrolled patients). Furthermore, the sponsor had previously decided that adverse event data would not be captured as a part of the study database. These changes were accompanied by appropriate staffing reductions (i.e., the timeline extension includes 0.29 FTEs for 7.0 additional months before closeout, Nov-06 through May-07). The new scope also reflects a reduction in number of site files created/maintained. Please refer to the following sections for additional information and detail.

Hence, the Project Addendum by and between PPD Development, LP, successor in interest to PPD Development, LLC and Reliant Pharmaceuticals, Inc. effective as of January 31, 2005 (the “Project Addendum”) regarding the above-referenced Protocol shall be modified as follows:

New Scope Q1 2005 adjusted per decision not to collect AEs. New Scope Q42005/2006 includes maintenance of CRA team at 5.0 FTEs Aug-05 through Dec-05 vs. 2.5 FTEs in Revision #2 budget (Reliant Request), then reduction of CRA staff from 2.5 FTEs to 2.0 FTEs from Jan-06 through Oct-06 (lower site/patient counts). Timeline Extension includes 2.0 CRA FTEs for 7.0 additional months before closeout (Nov-06 through May-07).

New Scope 2006 includes maintenance of PM at 0.50 FTE through completion of enrollment (May-06), then reduction to 0.40 FTE through Oct-06. Timeline Extension includes the PM at a 0.40 FTE level for an additiona17.0 months before closeout (Nov-06 through May-07).

New Scope reflects reduction in number of site files created/maintained. Timeline Extension includes 0.29 FTEs for 7.0 additional months before closeout (Nov-06 through May-07).

Original Contract Value	$	[* * *]
Estimated savings associated with this Contract Modification:	$	[* * *]
Direct Costs are INCREASED by:	$	[* * *]
Pass-Through Costs are DECREASED by:	$	[* * *]
Revised Estimated Total Project Budget	$	[* * *]

[* * *]:       Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

1

Modification Number 1

A detailed explanation of costs has been developed in an Excel spreadsheet (Reliant AFFECTS Program: Budget Review) is attached hereto as Exhibit A. Payment of such costs shall be made in accordance with the Revised Payment Schedule attached hereto as Exhibit B.

Upon execution by the parties, this Contract Modification will be made a part of the Project Addendum and incorporated by reference therein. Except as expressly provided herein or in any other mutual written agreement by the parties, all terms and conditions contained in the Project Addendum shall remain in full force and effect. All capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Project Addendum.

ACCEPTED AND AGREED:

PPD Development, LP		Reliant Pharmaceuticals, Inc.
By: PPD GP, LLC
Its General Partner

By:	Colin Shannon	By:	Steve Ketchum
Name:	Colin Shannon	Name:	Steve Ketchum, Ph.D.
Title:	Executive Vice President	Title	Sr. VP, R & D and Medical Affairs
PPD Global Clinical Operations
[SEAL]

2

Modification Number 1

EXHIBIT A - BUDGET REVIEW

	Original Contract		New Scope Q1 2005		New Scope Q1 2006		Timeline Extension		Estimated Budget Adjustment		Notes
ASSUMPTIONS
Scope Assumptions
Sites	500				455				(45)		IRS Approved Site is basis For site management, Physician funnel assumptions are that 375 sites will become Active with -250 becoming Active Enrolling.
Patients	5,000				2,000				(3,000)
Timeline Assumptions
Timeline Assumptions Total Months	24.0				31.0		7

BUDGET DIRECT COSTS

Clinical
Project Management	$	[* * *]			$	[* * *]	$	[* * *]	$	[* * *]

New Scope 2006 includes maintenance of PM at 0.50 FTE through completion of enrollment (May-06), then reduction to 0.40 FTE through Oct-06. Timeline Extension includes the PM at a 0.40 FTE level for an additional 7.0 months before closeout (Nov-06 through May-07).

Project Setup	$	[* * *]			$	[* * *]	$	[* * *]	$	[* * *]
Staff Training	$	[* * *]			$	[* * *]	$	[* * *]	$	[* * *]
Site Management and Support	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]

New Scope Q1 2005 adjusted per decision not to collect AEs. New Scope Q42005/2006 includes maintenance of CRA team at 5.0 FTEs Aug-05 through Dec-05 vs. 2.5 FTEs in Revision #2 budget (Reliant Request, then reduction of CRA staff from 2.5 FTEs to 2.0 FTEs from Jan-06 through Oct-06 (lower site/patient counts. Timeline Extension includes 2.0 CRA FTEs for 7.0 additional Moths before closeout (Nov-06 through May-07).

Regulatory Document and File Management	$	[* * *]			$	[* * *]	$	[* * *]	$	[* * *]	New Scope reflects reduction in number of site files created/maintained. Timeline Extension includes 0.29 FTEs for 7.0 additional months before closeout (Nov-06 through May-07).
TOTAL	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]

Information Systems
PPD DirectConnect Setup	$	[* * *]			$	[* * *]	$	[* * *]	$	[* * *]
PPD DirectConnect Maintenance	$	[* * *]			$	[* * *]	$	[* * *]	$	[* * *]
ClinTrack Setup	$	[* * *]			$	[* * *]	$	[* * *]	$	[* * *]
ClinTrack Maintenance	$	[* * *]			$	[* * *]	$	[* * *]	$	[* * *]
TOTAL	$	[* * *]			$	[* * *]	$	[* * *]	$	[* * *]

Data Management											Adverse event coding removed from budget
Setup Database	$	[* * *]			$	[* * *]	$	[* * *]	$	[* * *]
Maintain Database	$	[* * *]			$	[* * *]	$	[* * *]	$	[* * *]
Total Document Management	$	[* * *]			$	[* * *]	$	[* * *]	$	[* * *]
Data Review and Clean-Up	$	[* * *]			$	[* * *]	$	[* * *]	$	[* * *]
Import External Data	$	[* * *]			$	[* * *]	$	[* * *]	$	[* * *]
Transter Database	$	[* * *]			$	[* * *]	$	[* * *]	$	[* * *]
Project Management	$	[* * *]			$	[* * *]	$	[* * *]	$	[* * *]
TOTAL	$	[* * *]			$	[* * *]	$	[* * *]	$	[* * *]

[* * *]:       Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

3

Modification Number 2

Electronic Data Capture											New scope Q1 2005 adjusted for removal of AE collection
EDC Requirements	$	[* * *]	$		$	[* * *]	$	[* * *]	$	[* * *]
Database Requirements	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]
Forms Control Implementation	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]
Data Transfer Functionality	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]
Site Initiation and Training	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]
Help Desk Support	$	[* * *]			$	[* * *]	$	[* * *]	$	[* * *]
Protect Management	$	[* * *]			$	[* * *]	$	[* * *]	$	[* * *]
System Maintenance	$	[* * *]			$	[* * *]	$	[* * *]	$	[* * *]
Impart External Data	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]
Ongoing Project Maintenance	$	[* * *]			$	[* * *]	$	[* * *]	$	[* * *]
CRF Revisions	$	[* * *]			$	[* * *]			$
Investigator Meeting	$	[* * *]			$	[* * *]	$	[* * *]	$	[* * *]
SAE Changes to EDC System	$	[* * *]			$	[* * *]	$	[* * *]	$	[* * *]
TOTAL	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]
Health Outcomes
Monthly Maintenance	$	[* * *]			$	[* * *]			$	[* * *]
Tables, Listing and Figures	$	[* * *]			$	[* * *]			$	[* * *]
SAP Text and TLF Shells	$	[* * *]			$	[* * *]			$	[* * *]
Final CSR Text	$	[* * *]			$	[* * *]			$	[* * *]
Survey Program	$	[* * *]			$	[* * *]			$	[* * *]
Personalized Reports	$	[* * *]			$	[* * *]			$	[* * *]
TOTAL	$	[* * *]			$	[* * *]	$	[* * *]	$	[* * *]
TOTAL DIRECT COSTS	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]
TOTAL NEW DIRECT COST BUDGET									$	[* * *]
ESTIMATED PASS-THROUGH COSTS
New Est. Totals
1RB Reimbursement	$	[* * *]			$	[* * *]			$	[* * *]
Clinical Grants	$	[* * *]			$	[* * *]			$	[* * *]	Projected based on 2,000 patients completing 12 months of follow-up
Phone/Fax	$	[* * *]			$	[* * *]			$	[* * *]
Study Kits	$	[* * *]			$	[* * *]			$	[* * *]	Based on actual spent
Postage	$	[* * *]			$	[* * *]			$	[* * *]
Investigators’ Meeting	$	[* * *]			$	[* * *]			$	[* * *]
Physican Training Webcast	$	[* * *]			$	[* * *]			$	[* * *]	Based on actual spent
TOTAL PASS-THROUGH COSTS	$	[* * *]			$	[* * *]			$	[* * *]
TOTAL NEW EST INDIRECT COST BUDGET									$	[* * *]
ORIGINAL CONTRACT VALUE									$	[* * *]
CONM11002 VALUE									$	[* * *]
TOTAL ESTIMATED BUDGET ADJUSTMENT									$	[* * *]

[* * *]:       Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

4

Modification Number 1

EXHIBIT B — PAYMENT SCHEDULE

Direct Costs:

	Amount		Date	Invoiced/Not Yet Paid
Execution of contract
Execution of contract modification #1	$	[* * *]	4/25/2005
	$	[* * *]

Monthly:

Monthly Project Mgmt Fee of $[* * *] for 14 Months	$	[* * *]	4/25/05 - 4/24/06
February 2005 - March 2006
Monthly Project Mgmt Fee of $[* * *] for April for 14 Months	$	[* * *]	$[* * *] (April 06)	$ [* * *] (May 06)
2006 - May 2007			Paid 6/6/06	Invoiced 5/31/06

Milestones:*
Clinical:
First Site Initiated	$	[* * *]	6/21/2005
Last Site Initialed	$	[* * *]	11/29/2005
First Patient Enrolled	$	[* * *]	7/12/2005
25% Patients Enrolled	$	[* * *]	11/29/2005
50% Patients Enrolled		[* * *]	1/17/2006
75% Patients Enrolled	$	[* * *]	—	5/22/2006
All Patients Enrolled	$	[* * *]	—
Sites Closed-out	$	[* * *]	—
Final Study Report Delivered	$	[* * *]	—

Data Management:
Database Set-up	$	[* * *]	8/1/2005
50% CRF entered	$	[* * *]	—
100% CAF entered	$	[* * *]	—
Database Lock	$	[* * *]	—

Biostatistics:
Draft Analysis Plan	$	[* * *]	12/27/2005
Final Analysis Plan	$	[* * *]	—
Draft Tables & Listings	$	[* * *]	—
Final Tables & Listings	$	[* * *]	—
Total Direct Costs	$	[* * *]

Direct Cost Paid by Sponsor to PPD as of 5/31/06	$	[* * *]

Remaining Direct Cost to be Paid	$	[* * *]

Estimated Pass Through Costs:

	Contract Estimates		Paid Out by PPD
Pass Throughs
Investigator Meeting	$	[* * *]	$	[* * *]
IRB Fees / Clinical Grants**	$	[* * *]	$	[* * *]
Physician Training/WebCasts	$	[* * *]	$	[* * *]
Recruitment/Advertisement (Study Kits)	$	[* * *]	$	[* * *]
Phone/Fax	$	[* * *]	$	[* * *]
Postage	$	[* * *]	$	[* * *]

Total Estimated Pass Through Costs	$	[* * *]	$	[* * *]

Pass Throughs Paid by Sponsor to PPD as of 5/31/06	$	[* * *]

Remaining Quarterly Estimates (to be invoiced at the beginning of each quarter)
Q3 2006	$	[* * *]
Q4 2006	$	[* * *]
Q1 2007	$	[* * *]
Q2 2007	$	[* * *]
Q3 2007	$	[* * *]
Q4 20137	$	[* * *]
Total Remaining indirect Cost to be Paid by Sponsor***	$	[* * *]

Project Grand Total	$	[* * *]

Total Paid as of 5/31/06	$	[* * *]

RemainingCost to be Paid (As of May 31, 2006)	$	[* * *]

*                                                   In the event that the study delayed or put on hold for a period of greater than 30 days, PPD will invoice sponsor on a pro-rated basis for all milestones that are partially completed.

**                                            PPD will not release payment for investigator grants until sponsor has remitted the applicable amount.

***                                     Remaining pass through cost will be billed quarterly based on latest projections beginning July 2006.

[* * *]:                    Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

5

Contract Modification to Project Addendum Dated 31 January 2005

Effective Date:	May 1, 2007	Sponsor:	Reliant Pharmaceuticals, Inc.
Protocol Name:	Atrial Fibrillation: Focus	Sponsor	Saishree Ramalingam, MS
	on Effective Clinical	Contact:	Senior Clinical Project
	Treatment Strategies		Manager, Research &
	(AFFECTS) Registry		Development
PPD Project		Sponsor Contact
Manager:	Todd Nelson	Telephone No:	908-860-7017

Bus Dev		Sponsor Contact
Director:	Dominic Mancini	Fax No:	908-542-4460

The Project Addendum by and between PPD Development, LP (“PPD”) and Reliant Pharmaceuticals, Inc. (“Reliant”) effective January 31, 2005, regarding the above referenced Protocol shall be modified as set forth below:

Description of Contract Modification to Project Addendum: Modifications to Clinical, Biostatistics, Data Management and Medical Writing include:

Clinical Modifications

Direct Costs:

•          CRA hours were added to account for changes in the Central IRB (CIRB) requirement of an annual review at the site level, as well as a significant increase in query management activity (e.g., the average number of queries per patient is now seven vs. the originally proposed two).

•          CRA hours budgeted to manage Local IRB renewals were decreased due to the decrease in the number of local IRB sites that required an annual review.

•          CRA hours budgeted to the clinical review of CRF pages were decreased to reflect the decrease in enrolled patients from 2,000 (ConMod1) to 1,535 (final figure).

•          Research Assistant time was added to provide administrative support for the increased CIRB requirements while CSS hours were removed from the budget.

•          Document Technician and Records Specialist hours budgeted for physician file management were decreased to reflect the decrease in IRB-approved sites from 500 to 455.

Indirect Costs:

•          Estimated Clinical Grant reduction of $[* * *] based on:

•          Decrease due to reduced number of enrolled patients from 2,000 to 1,535; ((2.000 - 1,535 pts.) x $[* * *] pt. = $[* * *]).

•          Additional decrease due to number of patients that completed the study (i.e., patient disposition form completed) but did not complete all visits (2,000 ND visits x $[* * *] / visit = $[* * *]).

[* * *]:       Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

1

Health Outcomes/Biostatistics Modifications

•          PPD’s Health Outcomes/Biostatistics team has removed costs from budget for writing the Clinical Study Report (CSR). This task has been moved to the Medical Writing Section of the budget.

•          Statistical table and listing counts for final analysis increased from the originally contracted 30 tables and 2 listings to 50 tables and 16 listings.

•          Statistical table counts for interim analysis increased from originally contracted 6 to 23.

•          Based upon discussions at the data review meeting in November 2006, three more tables were added for interim and final analyses.

•          Budget for physician reports has been removed from PPD Health Outcomes/Biostatistics.

PPD GlobalView/Data Management Modifications

•          Additional queries outside the scope of the existing contract were added to the GlobalView (EDC) system. These additional queries necessitated updates to the Requirements Document (RD). Each query required coding and independent validation by the development team.

•          Enhancements to the Inclusion / Exclusion eCRF on the GlobalView website were requested. These enhancements necessitated updates to the RD as well as coding by the development team and validation of all changes.

•          Addition of a “Not Done” checkbox to each eCRF visit form within the EDC system was requested, which required updates to the RD, coding by the development team and validation of all changes.

Medical Writing Modifications

•          PPD’s Medical Writing team will write a Clinical Study Report (CSR) for this study, in accordance with Reliant specifications and current ICH Guidelines. PPD will prepare the CSR using the PPD report template.

•          The increased cost for writing the CSR is reflective of the increased clinical and biostatistical scope in this registry along with the Reliant request that ICH Guidelines be utilized. The increased number of Tables and Listings for the final and interim analyses adds to the length / complexity as well as the clinical quality assurance and technical review requirements of the draft and final report.

•          The personalized physician reports have been removed from the budget. Two registry summary reports are included; the interim report has already been delivered and the final report will be delivered at the end of the study.

A detailed explanation of costs has been developed in an Excel spreadsheet (Reliant AFFECTS Program: Budget Review) is attached hereto as Exhibit A. Payment of such costs shall be made in accordance with the Revised Payment Schedule attached hereto as Exhibit B.

Upon execution by the parties. this Contract Modification will be made a part of the Project Addendum and incorporated by reference therein. Except as expressly provided herein or in any other mutual written agreement by the parties, all terms and conditions contained in the Project Addendum shall remain in full force and effect. All capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Project Addendum.

2

ACCEPTED AND AGREED:

PPD Development, LP		Reliant Pharmaceuticals, Inc.
By: PPD GP, LLC
Its General Partner

By:	/s/ C. Randall Marchbanks	By:	/s/ Steve Ketchum

Name:	C. Randall Marchbanks, Pharm.D.	Name:	Steve Ketchum, Ph.D.

Title:	Vice President, Business Development PPD	Title:	Sr. VP, R&D and Medical Affairs

	[SEAL]		[SEAL]

3

EXHIBIT A — BUDGET REVIEW

Budget	Contract Value		CM # 1 Changes		Contract Value + CM #1 Changes		CM #2 Changes (excluding CSR and Physician Report Changes)		CSR Changes		Physician Report Changes		New Total Contract Value		Delta
Direct Costs
Clinical	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]
Information Systems	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]
Data Management	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]
Electronic Data Capture	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]
Health Outcomes	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]
Medical Writing	$	[* * *]	$	[* * *]	$	[* * *]	[* * *]		$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]
Physician Reports Support	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]
Total Direct	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]

Indirect Costs
IRB Reimbursement	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]
Clinical Grants	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]
Phone/Fax	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]
Study Kits	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]
Postage	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]
Investigators’ Meeting	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]
Physician Training Webcast	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]
Total Indirect	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]

TOTAL VALUE	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]

[* * *]:       Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

4

EXHIBIT B — PAYMENT SCHEDULE

Direct Costs	Amount		Date Paid	Invoiced/ Not Yet Paid

Execution of contract	$	[* * *]	04/25/2005
Execution of contract modification #1	$	[* * *]	08/21/2006
Execution of contract modification #2	$	[* * *]

Monthly:
Monthly Project Mgmt Fee of $[* * *] for 14 Months	$	[* * *]	4/25/05 - 4/24/06
February 2005 - March 2006

Monthly Project Mgmt Fee of $[* * *] for 14 Months	$	[* * *]	04/06 — 02/07 Paid as of 4/17/07	$	[* * *] (03/07 PM Fee) Invoiced 3/29/07
April 2006 - May 2007

Milestones:*

Clinical:
First Site Initiated	$	[* * *]	06/21/2005
Last Site Initiated	$	[* * *]	11/29/2005
First Patient Enrolled	$	[* * *]	07/12/2005
25% Patients Enrolled	$	[* * *]	11/29/2005
50% Patients Enrolled	$	[* * *]	01/17/2006
75% Patients Enrolled	$	[* * *]	06/19/2006
All Patients Enrolled	$	[* * *]
All Sites Closed-out	$	[* * *]
Final Study Report Delivered	$	[* * *]

Data Management:
Database Set-up	$	[* * *]	08/01/2005
50% CRF entered	$	[* * *]	08/02/2006
100% CRF entered	$	[* * *]
Database Lock	$	[* * *]

Biostatistics:
Draft Analysis Plan	$	[* * *]	12/27/2005
Final Analysis Plan	$	[* * *]	03/06/2007
Draft Tables & Listings	$	[* * *]
Final Tables & Listings	$	[* * *]

[* * *]:       Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

5

Total Direct Costs	$	[* * *]

Direct Cost Paid by Sponsor to PPD as of 4/17/07	$	[* * *]

Remaining Direct Cost to be Paid	$	[* * *]

Estimated Pass Through Costs
Pass Throughs:			Pass Throughs Paid by PPD

Investigator Meeting	$	[* * *]	$	[* * *]
Clinical Grants/IRB Fees	$	[* * *]	$	[* * *]
Physician Training/Webcasts	$	[* * *]	$	[* * *]
Recruitment/Advertisement (Study Kits)	$	[* * *]	$	[* * *]
Phone/Fax	$	[* * *]	$	[* * *]
Postage	$	[* * *]	$	[* * *]

Total Estimated Pass Through Costs* * *	$	[* * *]	$	[* * *]

Pass Throughs Paid by Sponsor to PPD as of 4/17/07	$	[* * *]
Remaining Quarterly estimates
Q3 2006	$	[* * *]	08/08/2006
Q4 2006	$	[* * *]	11/13/2006
Q1 2007	$	[* * *]	02/28/2007

Total	$	[* * *]

Remaining Indirect Cost to be Paid by Sponsor* * **	$	[* * *]

Project Grand Total	$	[* * *]
Total Paid as of 4/17/07	$	[* * *]

Remaining Cost to be Paid (As of April 17, 2007)	$	[* * *]

* In the event that the study is delayed or put on hold for a period of greater than 30 days, PPD will invoice sponsor on a pro-rated basis for all milestones that are partially completed.

** PPD will not release payment for investigator grants until sponsor has remitted the applicable amount.

*** If total pass through expenses exceed $[* * *] the cost will be invoiced to the Sponsor as vendor invoices are received.

* * ** Remaining pass through cost will be billed quarterly based on latest projections beginning July 2006. Pending Sponsor approval, overpaid pass through cost will be applied against Execution of CM2 invoice.

[* * *]:       Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

6

Contract Modification to Project Addendum Dated 31 January 2005

Effective Date:	August 09, 2007	Sponsor:	Reliant Pharmaceuticals, Inc.
Protocol Name:	Atrial Fibrillation: Focus	Sponsor	Saishree Ramalingam. MS
	on Effective Clinical	Contact:	Senior Clinical Project
	Treatment Strategies		Manager, Research &
	(AFFECTS) Registry		Development
PPD Project		Sponsor Contact
Manager:	Todd Nelson	Telephone No:	908-860-7017

Bus Dev		Sponsor Contact
Director:	Dominic Mancini	Fax No:	908-542-4460

The Project Addendum by and between PPD Development, LP (“PPD”) and Reliant Pharmaceuticals, Inc. (“Reliant”) effective January 31, 2005, regarding the above referenced Protocol shall be modified as set forth below:

Description of Contract Modification to Project Addendum: Modifications to Biostatistics and Data Management include:

Health Outcomes/Biostatistics Modifications

Task 1: Add four univariate analyses in support of Tables 9.2.2, 9.3, 9.4, and 10 before finalizing the multivariate analyses. These univariate analyses will be provided on 08/13/07 and will be discussed with the sponsor for clinical inputs prior to completing the multivariate analyses. These will be provided as SAS output files and will be titled “Univariate Analysis in support of Table [x]”, one SAS output for each table of multivariate model. Cost for these analyses is $[* * *], which is broken down by position, as detailed below:

•            Biostatistician - $[* * *]

•            Programmer Analyst - $[* * *]

•            Sr. Programmer Analyst - $[* * *]

•            Associated Director of Programming - $[* * *]

•            Director of Biostatistics - $[* * *]

•            Manager of Quality Review - $[* * *]

Task 2: Add three additional tables, two unique (12.1.6 and 7.4), one repeat (6A). All are part of final TL set, scheduled for 08/13/07 delivery. Cost for this task is $[* * *], which is broken down by position, as detailed below:

•            Biostatistician - $[* * *]

•            Programmer Analyst - $[* * *]

•            Sr. Programmer Analyst - $[* * *]

•            Associated Director of Programming - $[* * *]

•            Director of Biostatistics - $[* * *]

•            Manager of Quality Review - $[* * *]

[* * *]:       Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

1

Task 3: Add four additional data Review Listings (Medical History unique event: Body system category; Non-AF Medication Log unique ‘indication’: ECG tests with abnormal and clinically significant results; Patient level Medical History and baseline test) that were incorporated in the SAP in January 2007, approved 05/31/07 as part of the SAP, delivered 07/09/07. Coded spreadsheets from Reliant were converted to SAS data and incorporated into the analysis datasets for draft tables, which will be delivered on 08113/2007. These will be redelivered after the Data Review Meeting if needed. Cost for this task is $[* * *], which is broken down by position, as detailed below:

•            Biostatistician - $[* * *]

•            Programmer Analyst - $[* * *]

•            Sr. Programmer Analyst - $[* * *]

•            Associated Director of Programming - $[* * *]

•            Director of Biostatistics - $[* * *]

•            Manager of Quality Review - $[* * *]

Task 4: Add five data listings with indicated delivery dates:

(1)    More than one AAD started on the same day (12/13106),

(2)    Fatal SAE or SAE with death outcome (12/13/06),

(3)    List of Multiple Antiarrhythmic Drugs that were taken by a patient from Enrollment through first 30 days after enrolled (01/02/07),

(4)    Patients with abnormal and clinically significant tests at baseline (02/19/07), and

(5)    Patients with lone AF or AF with hypertension and age < 60 years old & Summary of frequency - Number of Patients with lone AF or AF with hypertension and age < 60 years old (02/19/07).

Cost for this task is $[* * *], which is broken down by position, as detailed below:

•    Biostatistician - $[* * *]

•    Programmer Analyst - $[* * *]

•    Sr. Programmer Analyst - $[* * *]

•    Associated Director of Programming - $[* * *]

•    Director of Biostatistics - $[* * *]

•    Manager of Quality Review - $[* * *]

Task 5: Added additional ad hoc SAE listing (Serious Adverse Events of Patients who did not receive investigator approval). Delivery date will be after 08/13/07. PPD lead statistician will send a listing shell for Reliant’s review/approval before the team starts programming for the actual listing. Cost for this ad hoc statistical listing is $[* * *], which is broken down by position, as detailed below:

•    Biostatistician - $[* * *]

•    Programmer Analyst - $[* * *]

•    Sr. Programmer Analyst - $[* * *]

•    Associated Director of Programming - $[* * *]

•    Director of Biostatistics - $[* * *]

•    Manager of Quality Review - $[* * *]

[* * *]:       Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

2

PPD GlobalView/Data Management Modifications

Data Transfer of AFF_DEMOG and AFF_INCEXL Datasets for patients: US0084-0007, US0084- 009, US0084-0010 and US0084-0013. Cost for this data transfer is [* * *], which is broken down by position as detailed below:

•    Programming Manager - $[* * *]

•    SAS Programmer - $[* * *]

•    Associate Project Manager - $[* * *]

ACCEPTED AND AGREED:

PPD Development, LP		Reliant Pharmaceuticals, Inc.
By: PPD GP, LLC
Its General Partner

By:	/s/ Brent K. Conway	By:	/s/ Roderick Carter

Name:	Brent K. Conway	Name:	Roderick Carter

Title:	VP Operations Finance	Title:	VP, Research & Development

[* * *]:       Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

3

EXHIBIT A- BUDGET REVIEW

Budget	Contract Value		CM #1 Changes		Contract Value + CM #1 Changes		CM #2 Changes (excluding CSR and Physician Report Changes)		CSR Changes		Physician Reports Changes		CM #3 Changes		New Total Contract Value		Delta†
Direct Costs
Clinical	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]
Information Systems	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]
Data Management	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]
Electronic Data Capture	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]
Biostatistics/Flealth Outcomes	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]
Medical Writing	$	[* * *]	$	[* * *]	$	[* * *]			$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]
Physician Reports Support	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]
Total Direct	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]

Indirect Costs
IRB Reimbursement	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]
Clinical Grants	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]
Phone/Fax	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]
Study Kits	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]
Postage	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]
Investigators’ Meeting	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]
Physician Training Webcast	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]
Total Indirect	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]

TOTAL VALUE	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]

[* * *]:       Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

4

EXHIBIT B - PAYMENT SCHEDULE

Direct Costs:

	Amount		Date Paid	Invoiced/Not Yet Paid
Execution of contract	$	[* * *]	04/25/2005
Execution of contract modification #1	$	[* * *]	08/21/2006
Execution of contract modification #2	$	[* * *]	06/19/2007
Execution of contract modification #3	$	[* * *]

Monthly:
Monthly Project Mgnt Fee of $[* * *] for 14 Months February 2005 - March 2006	$	[* * *]	4/25/05 - 4/24/06
Monthly Project Mgnit Fee of $[* * *] for 14 Months April 2006 - May 2007	$	[* * *]	April 2006 - March 2007, May 2007 Paid as of 8/8/07	$	[* * *] (4/07 PM Fee) Invoiced 4/30/07

Milestones:*

Clinical:
First Site Initiated	$	[* * *]	06/21/2005
Last Site Initiated	$	[* * *]	11/29/2005
First Patient Enrolled	$	[* * *]	07/12/2005
25% Patients Enrolled	$	[* * *]	11/29/2005
50% Patients Enrolled	$	[* * *]	01/17/2006
75% Patients Enrolled	$	[* * *]	06/19/2006
All Patients Enrolled	$	[* * *]	06/19/2007
All Sites Closed-out	$	[* * *]
Final Study Report Delivered	$	[* * *]

Data Management:
Database Set-up	$	[* * *]	08/01/2005
50% CRF entered	$	[* * *]	08/02/2006
100% CRF entered	$	[* * *]	08/06/2007
Database Lock	$	[* * *]

Biostatistics:
Draft Analysis Plan	$	[* * *]	12/27/2005

[* * *]:       Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

5

Final Analysis Plan	$	[* * *]	03/06/2007
Draft Tables & Listings	$	[* * *]
Final Tables & Listings	$	[* * *]
Total Direct Costs	$	[* * *]
Direct Cost Paid by Sponsor to PPD as of 8/8/07	$	[* * *]
Remaining Direct Cost to be Paid	[* * *]

Estimated Pass Through Costs:

Pass Throughs			Pass Throughs Paid by PPD
Investigator Meeting	$	[* * *]	$	[* * *]
Clinical Grants/IRS Fees	$	[* * *]	$	[* * *]
Physician Training/Webcasts	$	[* * *]	$	[* * *]
Recruitment/Advertisement (Study Kits)	$	[* * *]	$	[* * *]
Phone/Fax	$	[* * *]	$	[* * *]
Postage	$	[* * *]	$	[* * *]

Total Estimated Pass Through Costs	$	[* * *]	$	[* * *]

Pass Throughs Paid by Sponsor to PPD as of 8/8/07***	$	[* * *]
Remaining Quarterly estimates
Q3 2006	$	[* * *]	08/08/2006
Q4 2006	$	[* * *]	11/13/2006
QI 2007	$	[* * *]	02/28/2007

Total	$	[* * *]

Remaining Indirect Cost to be Paid by Sponsor***	$	[* * *]

Project Grand Total	$	[* * *]
Total Paid as of 8/8/07	$	[* * *]

Remaining Cost to be Paid
(As of August 8, 2007)	$	[* * *]

* In the event that the study is delayed or put on hold for a period of greater than 30 days, PPD will invoice sponsor on a pro-rated basis for all milestones that are partially completed.

**PPD will not release payment for investigator grants until sponsor has remitted the applicable amount.

[* * *]:       Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

6

*** If total pass through expenses exceed $[* * *] the cost will be invoiced to the Sponsor as vendor invoices are received.

****Remaining pass through cost will be billed quarterly based on latest projections beginning July 2006. Pending Sponsor approval, overpaid pass through cost- will be applied against Execution of CM2 invoice.

[* * *]:       Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

7

Modification Number 4

Contract Modification to Project Addendum Dated 31 January 2005

Effective Date:	September 14, 2007	Sponsor:	Reliant Pharmaceuticals, Inc.
Protocol Name:	Atrial Fibrillation: Focus	Sponsor Contact:	Saishree Ramalingam, MS
	on Effective Clinical		Senior Clinical Project
	Treatment Strategies		Manager, Research &
	(AFFECTS) Registry		Development
PPD Project		Sponsor Contact
Manager:	Todd Nelson	Telephone No:	908-860-7017
Bus Dev		Sponsor Contact
Director:	Dominic Mancini	Fax No:	908-542-4460

The Project Addendum by and between PPD Development, LP (“PPD”) and Reliant Pharmaceuticals, Inc. (“Reliant”) effective January 31, 2005, regarding the above referenced Protocol shall be modified as set forth below:

Description of Contract Modification to Project Addendum: Modifications to Biostatistics include:

Health Outcomes/Biostatistics Modifications

Task 1: One additional listing for protocol violation: this statistical listing will be numbered as Listing 6; following columns will be included in the listing: patient ID #, reasons of protocol violations – structure heart disease, coronary artery disease, congestive heart failure, hypertension, and medical history terms, test results, and terms of indication of non-AF medication associated with reason of protocol violation; data from the client data review listings #1 – Medical History and Abnormal/Clinical Significant Test at Baseline, and #3 – Indication of Non-AF Medications. The cost for this additional listing is $[* * *], which is broken down by position, as detailed below:

•                             Biostatistician – $[* * *]

•                             Programmer Analyst - $[* * *]

•                             Sr. Programmer Analyst - $[* * *]

•                             Associated Director of Programming – $[* * *]

•                             Director of Biostatistics - $[* * *]

•                             Manager of Quality Review – $[* * *]

Task 2: Three additional repeated tables as following:

•                             Table 8.7.2 Antiarrhythmic Drug Prescription Patterns for Cardioversion (Per Protocol)

•                             Table 8.7.2A Antiarrhythmic Drug Prescription Patterns for Cardioversion (All Enrolled)

•                             Table 9.2.3 Poisson Regression Analysis of Rate of Validated AF Recurrence in One Year Follow-up

[* * *]:       Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

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The cost for these additional tables is $[* * *], which is broken down by position, as detailed below:

•                             Biostatistician – $[* * *]

•                             Programmer Analyst - $[* * *]

•                             Sr. Programmer Analyst - $[* * *]

•                             Associated Director of Programming – $[* * *]

•                             Director of Biostatistics – $[* * *]

•                             Manager of Quality Review – $[* * *]

ACCEPTED AND AGREED:			Reliant Pharmaceuticals, Inc.
PPD Development, LP By: PPD GP, LLC Its General Partner
By:	/s/ C.Randall Marchbanks	By:	/s/ R.N. Carter
Name:	C.Randall Marchbanks, Pharm.D.	Name:	R.N. CARTER
Title:	Vice President, Business Development PPD	Title:	VP CLINICAL
	19 Sept 2007		09/21/2007
[SEAL]

[* * *]:       Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

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Modification Number 4

EXHIBIT A- BUDGET REVIEW

Budget	Contract Value	CM #1 Changes	Contract Value + CM #1 Changes	CM #2 Changes (excluding CSR and Physician Report Changes)	CSR Changes	Physician Reports Changes	CM #3 Changes	CM #4 Changes	New Total Contract Value
Direct Costs
Clinical	$[* * *]	$[* * *]	$[* * *]	$[* * *]	$[* * *]	$[* * *]	$[* * *]	$[* * *]	$[* * *]
Information Systems	$[* * *]	$[* * *]	$[* * *]	$[* * *]	$[* * *]	$[* * *]	$[* * *]	$[* * *]	$[* * *]
Data Management	$[* * *]	$[* * *]	$[* * *]	$[* * *]	$[* * *]	$[* * *]	$[* * *]	$[* * *]	$[* * *]
Electronic Data Capture	$[* * *]	$[* * *]	$[* * *]	$[* * *]	$[* * *]	$[* * *]	$[* * *]	$[* * *]	$[* * *]
Biostatistics/Health Outcomes	$[* * *]	$[* * *]	$[* * *]	$[* * *]	$[* * *]	$[* * *]	$[* * *]	$[* * *]	$[* * *]
Medical Writing	$[* * *]	$[* * *]	$[* * *]	$[* * *]	$[* * *]	$[* * *]	$[* * *]	$[* * *]	$[* * *]
Physician Reports Support	$[* * *]	$[* * *]	$[* * *]	$[* * *]	$[* * *]	$[* * *]	$[* * *]	$[* * *]	$[* * *]
Total Direct	$[* * *]	$[* * *]	$[* * *]	$[* * *]	$[* * *]	$[* * *]	$[* * *]	$[* * *]	$[* * *]

Indirect Costs
IRB Reimbursement	$[* * *]	$[* * *]	$[* * *]	$[* * *]	$[* * *]	$[* * *]	$[* * *]	$[* * *]	$[* * *]
Clinical Grants	$[* * *]	$[* * *]	$[* * *]	$[* * *]	$[* * *]	$[* * *]	$[* * *]	$[* * *]	$[* * *]
Phone/Fax	$[* * *]	$[* * *]	$[* * *]	$[* * *]	$[* * *]	$[* * *]	$[* * *]	$[* * *]	$[* * *]
Study Kits	$[* * *]	$[* * *]	$[* * *]	$[* * *]	$[* * *]	$[* * *]	$[* * *]	$[* * *]	$[* * *]
Postage	$[* * *]	$[* * *]	$[* * *]	$[* * *]	$[* * *]	$[* * *]	$[* * *]	$[* * *]	$[* * *]
Investigators’ Meeting	$[* * *]	$[* * *]	$[* * *]	$[* * *]	$[* * *]	$[* * *]	$[* * *]	$[* * *]	$[* * *]
Physician Training Webcast	$[* * *]	$[* * *]	$[* * *]	$[* * *]	$[* * *]	$[* * *]	$[* * *]	$[* * *]	$[* * *]
Total Indirect	$[* * *]	$[* * *]	$[* * *]	$[* * *]	$[* * *]	$[* * *]	$[* * *]	$[* * *]	$[* * *]

TOTAL VALUE	$[* * *]	$[* * *]	$[* * *]	$[* * *]	$[* * *]	$[* * *]	$[* * *]	$[* * *]	$[* * *]

[* * *]:       Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

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Modification Number 4

EXHIBIT B – PAYMENT SCHEDULE

Direct Costs:
					Amount		Date Paid
Execution of contract					$	[* * *]	04/25/2005
Execution of contract modification #1					$	[* * *]	08/21/2006
Execution of contract modification #2					$	[* * *]	06/19/2007
Execution of contract modification #3					$	[* * *]	Invoiced
Monthly:
Monthly Project Mgmt Fee of	$[* * *]	for	14	Months	$	[* * *]	4/25/05 - 4/24/06
February 2005 - March 2006
Monthly Project Mgmt Fee of	$[* * *]	for	14	Months	$	[* * *]	6/6/06 - 8/20/07
April 2006 - May 2007
Milestones:*
Clinical:
First Site Initiated					$	[* * *]	06/21/2005
Last Site Initiated					$	[* * *]	11/29/2005
First Patient Enrolled					$	[* * *]	07/12/2005
25% Patients Enrolled					$	[* * *]	11/29/2005
50% Patients Enrolled					$	[* * *]	01/17/2006
75% Patients Enrolled					$	[* * *]	06/19/2006
All Patients Enrolled					$	[* * *]	06/19/2007
All Sites Closed-out					$	[* * *]	Invoiced
Final Study Report Delivered					$	[* * *]
Data Management:
Database Set-up					$	[* * *]	08/01/2005
50% CRF entered					$	[* * *]	08/02/2006
100% CRF entered					$	[* * *]	08/06/2007
Database Lock					$	[* * *]
Biostatistics:
Draft Analysis Plan					$	[* * *]	12/27/2005
Final Analysis Plan					$	[* * *]	03/06/2007

[* * *]:       Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

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Modification Number 4

Draft Tables & Listings	$	[* * *]	Invoiced
Final Tables & Listings	$	[* * *]
Total Direct Costs	$	[* * *]
Direct Cost Paid by Sponsor to PPD as of 9/7/07	$	[* * *]

Remaining Direct Cost to be Paid	$	[* * *]

[* * *]:       Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

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Estimated Pass Through Cost

Pass Throughs			Pass Throughs Paid by PPD
Investigator Meeting	$	[* * *]	$[* * *]
Clinical Grants/IRB Fees	$	[* * *]	$[* * *]
Physician Training/Webcasts	$	[* * *]	$[* * *]
Recruitment/Advertisement (Study Kits)	$	[* * *]	$[* * *]
Phone/Fax	$	[* * *]	$[* * *]
Postage	$	[* * *]	$[* * *]

Total Estimated Pass Through Costs **	$	[* * *]	$[* * *]

Pass Throughs Paid by Sponsor to PPD as of 9/7/07	$	[* * *]

Remaining Indirect Cost to be Paid by Sponsor***
Project Grand Total	$	[* * *]
Total Paid as of 9/7/07
	$	[* * *]
Remaining Total Cost to be Paid (As of 9/7/07)	$	[* * *]

*In the event that the study is delayed or put on hold for a period of greater than 30 days, PPD will invoice sponsor on a pro-rated basis for all milestones that are partially completed.

** if total pass through expenses exceed $[* * *] the cost will be invoiced to the Sponsor as vendor invoices are received.

*** Overpayment of any pass through amounts will be reconciled arid reimbursed at study end.

[* * *]:       Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

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